4. Premises and Equipment	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment [Abstract]
Premises and Equipment

Major classifications of premises and equipment at December 31, 2019 and 2018 are summarized as follows:

(Dollars in thousands)

	2019	2018

Land	$2,793	2,889
Buildings and improvements	18,931	19,796
Furniture and equipment	24,743	22,443
Construction in process	395	381

Total premises and equipment	46,862	45,509

Less accumulated depreciation	28,258	27,059

Total net premises and equipment	$18,604	18,450

The Company recognized approximately $2.3 million in depreciation expense for the years ended December 31, 2019 and 2018. Depreciation expense was approximately $2.1 million for the year ended December 31, 2017.

The Company had $239,000 and $544,000 net losses on the sale of and write-downs on premises and equipment for the years ended December 31, 2019 and 2018, respectively.